UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                October 30, 2003
              ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  GARTNER, INC
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




         Delaware                     1-14443                04-3099750
-------------------------------  ---------------------   -------------------
(State or Other Jurisdiction of  (Commission File No.)     (IRS Employer
       Incorporation)                                    Identification No.)


                                 P.O. Box 10212
                               56 Top Gallant Road
                             Stamford, CT 06902-7747
           -----------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 316-1111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.      DESCRIPTION
-----------      ---------------------------------------------------------------
  99.1           Press Release issued October 30, 2003, with respect to
                 financial results for Gartner, Inc. (the "Company") for the quarter ended September 30, 2003.



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On October 30, 2003, Gartner, Inc. announced financial results for the quarter ended September 30, 2003. A copy of the Company's press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this report shall not be incorporated by reference into any filing of Gartner, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

The press release issued by the company and furnished herewith as Exhibit 99.1 contains a non-GAAP financial measure. For purposes of the Securities and Exchange Commission's Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States ("GAAP"). In the attached press release, Gartner, Inc. uses the non-GAAP measures of normalized EPS. This non-GAAP financial measure is provided to enhance the reader's overall understanding of Gartner's current financial performance and prospects for the future. Gartner believes normalized EPS is an important measure of Gartner's recurring operations as it excludes items that may not be indicative of our core operating results. Normalized EPS is based on net income, excluding other charges, gains and losses on investments, and gains from the sale of certain assets. In the attached press release, a reconciliation of normalized net income and normalized EPS to GAAP net income and GAAP net income per share is provided under "Supplemental Information" at the end of the release.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GARTNER, Inc.

Date: October 30, 2003                   By:     /s/ Christopher Lafond
                                                 -------------------------------
                                                 Christopher Lafond
                                                 Executive Vice President,
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION
-----------          -----------------------------------------------------------
  99.1               Press Release issued October 30, 2003, with respect to
                     financial results for Gartner, Inc. for the quarter ended
                     September 30, 2003.